Exhibit 99.2

JOINDER TO

JOINT FILING AGREEMENT

This JOINDER AGREEMENT is dated as of February 23, 2017, by and among Highland Funds II, on behalf of its series Highland Global Allocation Fund, Highland Funds II, on behalf of its series Highland Small-Cap Equity Fund, Highland Capital Management Fund Advisors, L.P., Strand Advisors XVI, Inc., NexPoint Real Estate Strategies Fund, NexPoint Advisors, L.P., NexPoint Advisors GP, LLC, Highland Select Equity Master Fund, L.P., Highland Select Equity Fund GP, L.P., Highland Select Equity GP, LLC, Highland Capital Management, L.P., Strand Advisors, Inc. and James Dondero (collectively, the “Existing Members”) and NexPoint Real Estate Advisors, L.P., NexPoint Real Estate Advisors GP, LLC, Matt McGraner, Nancy Jo Kuenstner, John M. Pons, Andrew C. Richardson and Edward S. Friedman (collectively, the “New Members”).

WHEREAS, the Existing Members are parties to that certain Joint Filing Agreement dated as of October 6, 2016 (the “Agreement”); and

WHEREAS, (the “New Members”) desire to join the group formed by the Existing Members for the purposes of seeking representation on the Board of Trustees (the “Board”) of RAIT Financial Trust (the “Company”) and for the purpose of taking all other action necessary to achieve the foregoing.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1. Effective immediately, each of the New Members is joined as a party to the Agreement and such Agreement will deemed to be filed on behalf of all of the Existing Members and the New Members.

2. Each of the New Members agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3. This Joinder Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signatures appear on following pages]

IN WITNESS WHEREOF, each of the undersigned have executed this Joinder Agreement to be executed as of the day and year first written above.

HIGHLAND FUNDS II, on behalf of its series Highland Global Allocation Fund

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

HIGHLAND FUNDS II, on behalf of its series Highland Small-Cap Equity Fund

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

By: Strand Advisors XVI, Inc., its general partner

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

STRAND ADVISORS XVI, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

NEXPOINT REAL ESTATE STRATEGIES FUND

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

NEXPOINT ADVISORS, L.P.

By: NexPoint Advisors GP, LLC, its general partner

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

NEXPOINT ADVISORS GP, LLC

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Signatory

HIGHLAND SELECT EQUITY MASTER FUND, L.P.

By: Highland Select Equity Fund GP, L.P., its general partner

By: Highland Select Equity GP, LLC, its general partner

By: Highland Capital Management, L.P., its sole member

By: Strand Advisors, Inc., its general partner

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Authorized Signatory

HIGHLAND SELECT EQUITY FUND GP, L.P.

By: Highland Select Equity GP, LLC, its general partner

By: Highland Capital Management, L.P., its sole member

By: Strand Advisors, Inc., its general partner

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Authorized Signatory

HIGHLAND SELECT EQUITY GP, LLC

By: Highland Capital Management, L.P., its sole member

By: Strand Advisors, Inc., its general partner

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Authorized Signatory

HIGHLAND CAPITAL MANAGEMENT, L.P.

By: Strand Advisors, Inc., its general partner

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Authorized Signatory

STRAND ADVISORS, INC.

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Authorized Signatory

/s/ James D. Dondero
James D. Dondero

NEXPOINT REAL ESTATE ADVISORS, L.P.

By: NexPoint Advisors, L.P., its sole member

By: NexPoint Advisors GP, LLC, its general partner

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Authorized Signatory

NEXPOINT REAL ESTATE ADVISORS GP, LLC

By:	/s/ Scott Ellington
Name:	Scott Ellington
Title:	Authorized Signatory

/s/ Matt McGraner Matt McGraner

/s/ Nancy Jo Kuenstner Nancy Jo Kuenstner

/s/ John M. Pons John M. Pons

/s/ Andrew C. Richardson Andrew C. Richardson

/s/ Edward S. Friedman
Edward S. Friedman